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                                                                   EXHIBIT 4.1



COMMON STOCK                                          1.00 PAR VALUE PER SHARE


               [SOUTHERNBANK HOLDINGS, INC. LOGO APPEARS HERE]

             INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA



                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                             CUSIP __________


THIS CERTIFIES THAT




IS THE OWNER OF


         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                         SOUTHERNBANK HOLDINGS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile signatures of its duly authorized officers.


Dated:


COUNTERSIGNED AND REGISTERED:

         SUNTRUST BANK, ATLANTA


                                    TRANSFER AGENT
                                     AND REGISTRAR



BY
   --------------------     -----------------------     ---------------------
   AUTHORIZED SIGNATURE            SECRETARY            CHAIRMAN OF THE BOARD


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                          SOUTHERNBANK HOLDINGS, INC.

    The Corporation will furnish without charge to each stockholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common
    TEN ENT - as tenants by the entireties
    JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT __________________________    Custodian ______________________
                           (Cust)                                 (Minor)
                 under Uniform Gifts to Minors Act

                 _______________________________________________________________
                                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________



                                       _________________________________________
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.



                                       _________________________________________
              SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                       S.E.C. RULE 17Ad-15.